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                                                                      Exhibit 21

                        ICF KAISER INTERNATIONAL, INC.
                   9300 Lee Highway, Fairfax, Virginia 22031
                                (703) 934-3600

        ICF Kaiser International, Inc.'s consolidated subsidiaries at April 12,
1999, are listed below. Consolidated subsidiaries which are less than wholly owned are indicated by the ownership percentage figure in parentheses following the name of the consolidated subsidiary.
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                                                                                  JURISDICTION
CONSOLIDATED SUBSIDIARY                                                           OF FORMATION
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
I.  Clement International Corporation                                                 Delaware
I.  Cygna Group, Inc.                                                                 Delaware
    II.  Liability Risk Management, Inc.                                            California
I.  EDA, Incorporated                                                                 Maryland
I.  HBG Hawaii, Inc.                                                                  Delaware
I.  HBG International, Inc.                                                           Delaware
I.  ICF Consulting Group, Inc.                                                        Delaware
I.  ICF Incorporated                                                                  Delaware
    II.  ICF/EKO (63.0%)                                                              Russia
I.  ICF Information Technology, Inc.                                                  Delaware
    II.  Phase Linear Systems Incorporated                                            Delaware
I.  ICF Kaiser Development Corporation, Inc.                                          Delaware
    II.  Global Trade & Investment, Inc.                                              Delaware
I.  ICF Kaiser Engineers Group, Inc.                                                  Delaware
    II.  Henry J. Kaiser Company                                                        Nevada
    II.  ICF Kaiser Engineers, Inc.                                                       Ohio
         III.  Henry J. Kaiser Company (Canada) Ltd.                                   Canada
         III.  ICF Kaiser EFM Holdings, Inc.                                         Delaware
         III.  ICF Kaiser Engineers & Builders, Inc.                                 Delaware
         III.  ICF Kaiser Engineers (California) Corporation                         Delaware
         III.  ICF Kaiser Engineers Corporation                                      New York
         III.  ICF Kaiser Engineers of Michigan, Inc.                                Michigan
         III.  ICF Kaiser International Planning & Design, Inc. (33 1/3%)        Pennsylvania
         III.  ICF Kaiser Overseas Engineering, Inc.                                 Delaware
         III.  Kaiser Engineers Limited                                        United Kingdom
               IV.  Kaiser Engineers Technical Services Limited (80%)                  Cyprus
          III. Kaiser Engineers and Constructors, Inc.                                 Nevada
               IV.  ICF Kaiser Engenharia e Participacoes Ltda. (99.9%)                Brazil
                    V.  ICF Kaiser Construcoes e Engenharia Ltda (99.989%)             Brazil
               IV.  ICF Pty. Ltd. (50%)                                             Australia
               IV.  Kaiser Engineers Limited (0.02%)                                     U.K.
               IV.  Kaiser Engenharia S.A. (50%)                                     Portugal
                    V.  ICF Kaiser Construcoes e Engenharia Ltda (0.01%)               Brazil
               IV.  Kaiser Engineers (NZ) Ltd (1%)                                New Zealand
               IV.  Kaiser Engineers Pty. Ltd. (50%)                                Australia
                    V.    KWA Kenwalt (50%)                                         Australia
                    V.   ICF Kaiser Aluterv KFT                                       Hungary
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

                     V.     ICF Kaiser Engineers Asia Pacific Pty Ltd                Australia
                     V.     ICF Kaiser Engineers (Hong Kong) Ltd                     Hong Kong
                     V.     ICF Kaiser Engineers (Singapore) Pte Ltd                 Singapore
                     V.     Kaiser Engineers (NZ) Limited (99%)                    New Zealand
          III.  Kaiser Engineers International, Inc.                                    Nevada
                IV.  ICF Pty. Ltd. (50%)                                             Australia
                IV.  ICF Kaiser Engenharia e Participacoes Ltda.(0.1%)                  Brazil
                IV.  ICF Kaiser Panama S.A.                                             Panama
                IV.  Kaiser Engenharia S.A. (50%)                                     Portugal
                IV.  Kaiser Engineers Pty. Ltd. (50%)                                Australia
          III.  Kaiser Engineers Limited (99.98%)                                         U.K.
                IV.  Kaiser Engineers Technical Services Limited (80%)                  Cyprus
                IV.  Kaiser Engineers (UK) Limited (50%)                                  U.K.
          III.  Kaiser Engineers (UK) Limited (50%)                                       U.K.
                IV.  Kaiser Engineers Technical Services Limited (20%)                  Cyprus
          III.  KE Services Corporation                                               Delaware
          III.  Kaiser Engenharia e Constructoes Limitada                               Brazil
    II.  International Waste Energy Systems, Inc.                                     Delaware
    II.  KE Livermore, Inc.                                                           Delaware
I.  ICF Kaiser Engineers Massachusetts, Inc.                                          Delaware
I.  ICF Kaiser Engineers Pacific, Inc.                                                  Nevada
I.  ICF Kaiser Europe, Inc.                                                           Delaware
I.  ICF Kaiser / Georgia Wilson, Inc.                                                 Delaware
I.  ICF Kaiser Government Programs, Inc.                                              Delaware
    II.  Kaiser-Hill Company, LLC (50%)                                               Colorado
          III.  Kaiser-Hill Funding Company, L.L.C. (98%)                             Delaware
    II.  Kaiser-Hill Funding Company, L.L.C. (1%)                                     Delaware
I.  ICF Kaiser Hanford Company                                                        Delaware
I.  ICF Kaiser Holdings Unlimited, Inc.                                               Delaware
    II.  American Venture Investments Incorporated                                    Delaware
         III.   American Venture Holdings, Inc.                                       Delaware
    II.  Cygna Consulting Engineers and Project Management, Inc.                    California
    II.  Excell Development Construction, Inc.                                        Delaware
    II.  ICF Kaiser DPI Holding Co., Inc.                                             Delaware
    II.  ICF Kaiser Engineers Eastern Europe, Inc.                                    Delaware
          III.  ICF Kaiser Netherlands B.V. (10%)                                  Netherlands
    II.  ICF Kaiser Hunters Branch Leasing, Inc.                                      Delaware
    II.  ICF Kaiser Netherlands B.V. (90%)                                         Netherlands
    II.  ICF Leasing Corporation, Inc.                                                Delaware
I.  ICF Kaiser Servicios Ambientales, S.A. de C.V. (66 2/3%)                            Mexico
I.  ICF Kaiser Technology Holdings, Inc.                                              Delaware
    II.  ICF Kaiser Advanced Technology, Inc.                                            Idaho
          III.  ICF Kaiser Advanced Technology of New Mexico, Inc.                  New Mexico
I.  ICF Resources Incorporated                                                        Delaware
    II.  ICF R G.P. No. 1, Inc.                                                       Delaware
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    II.  Public/Private Policy Analysis, Inc.                                         Delaware
I.  Monument Select Insurance Company                                                  Vermont
I.  Systems Applications International, Inc.                                          Delaware
I.  The K.S. Crump Group, Inc.                                                        Delaware
I.  Tudor Engineering Company                                                         Delaware
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